UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                     ----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                   ------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                  --------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2011
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE REPORT TO SHAREHOLDERS IS ATTACHED HEREWITH.


                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2011


                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND



  MACQUARIE             FOUR CORNERS CAPITAL MANAGEMENT           FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

Shareholder Letter ..........................................................  1
At A Glance .................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  8
Statement of Assets and Liabilities ......................................... 12
Statement of Operations ..................................................... 13
Statements of Changes in Net Assets ......................................... 14
Statement of Cash Flows ..................................................... 15
Financial Highlights ........................................................ 16
Notes to Financial Statements ............................................... 17
Additional Information ...................................................... 25


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, Four Corners and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of MCIM, Four Corners or the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                               INCOME FUND (MFD)
                     SEMI-ANNUAL LETTER FROM THE PRESIDENT
                                  MAY 31, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
President of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF MAY 31, 2011 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  MFD
Common Share Price                                              $15.89
Common Share Net Asset Value ("NAV")                            $17.06
Premium (Discount) to NAV                                        (6.86)%
Net Assets Applicable to Common Shares                    $152,836,279
Current Quarterly Distribution per Common Share (1)            $0.3500
Current Annualized Distribution per Common Share               $1.4000
Current Distribution Rate on Closing Common Share Price (2)       8.81%
Current Distribution Rate on NAV (2)                              8.21%
----------------------------------------------------------------------


----------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------------------------
                      Common Share Price     NAV
5/28/2010                    10.65          12.89
6/4/2010                     10.49          12.63
6/11/2010                    10.93          13.09
6/18/2010                    11.19          13.66
6/25/2010                    11.07          13.44
7/2/2010                     10.72          13.07
7/9/2010                     11.55          13.86
7/16/2010                    11.49          13.95
7/23/2010                    11.88          14.43
7/30/2010                    12.06          14.54
8/6/2010                     12.43          14.90
8/13/2010                    11.98          14.42
8/20/2010                    11.81          14.10
8/27/2010                    11.93          14.32
9/3/2010                     12.53          14.85
9/10/2010                    12.59          14.85
9/17/2010                    12.64          14.91
9/24/2010                    13.09          15.30
10/1/2010                    13.36          15.47
10/8/2010                    13.62          15.89
10/15/2010                   14.09          16.11
10/22/2010                   14.23          16.20
10/29/2010                   14.65          16.43
11/5/2010                    15.24          16.69
11/12/2010                   14.49          16.32
11/19/2010                   14.33          16.07
11/26/2010                   14.07          15.61
11/30/2010                   13.82          15.29
12/3/2010                    14.30          15.80
12/10/2010                   14.20          15.69
12/17/2010                   14.31          15.71
12/23/2010                   14.42          16.01
12/31/2010                   14.48          16.08
1/7/2011                     14.39          15.91
1/14/2011                    14.60          16.29
1/21/2011                    14.89          16.52
1/28/2011                    14.98          16.44
2/4/2011                     15.13          16.73
2/11/2011                    15.73          16.82
2/18/2011                    15.41          16.62
2/25/2011                    15.38          16.54
3/4/2011                     15.54          16.61
3/11/2011                    15.38          16.31
3/18/2011                    14.89          16.05
3/25/2011                    15.37          16.45
4/1/2011                     15.93          16.92
4/8/2011                     15.99          17.09
4/15/2011                    15.77          16.98
4/21/2011                    16.12          17.27
5/6/2011                     16.18          17.28
5/13/2011                    16.05          17.02
5/20/2011                    15.94          16.77
5/27/2011                    15.69          16.89
5/31/2011                    15.89          17.06


----------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------

                                                                               Average Annual Total Return
                                                                          -------------------------------------
                                        6 Months Ended    1 Year Ended    5 Years Ended   Inception (3/25/2004)
                                           5/31/2011        5/31/2011       5/31/2011         to 5/31/2011
FUND PERFORMANCE(3)
NAV                                         16.62%           42.20%           5.19%               9.71%
Market Value                                20.17%           60.31%           6.50%               7.93%

INDEX PERFORMANCE
S&P 500 Utilities Total Return Index        12.58%           23.24%           5.32%               8.98%
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Spark Infrastructure Group                      5.4%
Atlantia SpA                                    4.9
PG&E Corp.                                      4.4
National Grid plc                               3.7
Enterprise Products Partners, L.P.              3.7
GDF Suez                                        3.6
Magellan Midstream Partners, L.P.               3.3
E.On AG                                         3.1
Abertis Infraestructuras S.A.                   3.1
Vinci S.A.                                      3.0
-----------------------------------------------------
                                      Total    38.2%
                                               =====


-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION(4)                INVESTMENTS
-----------------------------------------------------
Electric Utilities                             19.8%
Transportation Infrastructure                  16.9
Oil, Gas & Consumable Fuels                    13.0
Multi-Utilities                                12.8
Construction & Engineering                      3.0
Media                                           2.7
Water Utilities                                 2.4
Independent Power Producers & Energy Traders    2.3
Diversified Consumer Services                   1.2
Gas Utilities                                   1.0
Road & Rail                                     1.0
-----------------------------------------------------
                                      Total    76.1%
                                               =====

-----------------------------------------------------
                                           % OF TOTAL
COUNTRY                                   INVESTMENTS
-----------------------------------------------------
United States(5)                               43.7%
Australia                                      12.9
France                                          8.8
United Kingdom                                  8.4
Italy                                           7.4
Canada                                          6.6
Germany                                         4.2
Spain                                           3.1
Luxembourg                                      2.7
Switzerland                                     1.1
Japan                                           1.1
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stocks and Master Limited Partnerships. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 23.9% of the Fund's portfolio.

(5) The percentage of United States securities includes 23.9% of Senior Floating-Rate Loan Interests.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                               INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


                                  SUB-ADVISOR

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $3.1 billion of assets as of May 31, 2011, in MFG's Infrastructure Securities portfolios, which include the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Four Corners managed over $1.1 billion of assets as of May 31, 2011, with an emphasis on Senior Loans.

MFG is Macquarie Group's funds management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with over A$300 billion in assets under management (as at March 31, 2011). MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real estate asset management and fund and equity-based structured products.

                           PORTFOLIO MANAGEMENT TEAM

Mr. Andrew Maple-Brown is the sole Portfolio Manager of MFD's Core Component as of June 1, 2010 and is supported by Macquarie Funds Group's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

Effective July 1, 2011, Adam H. Brown and Kevin P. Loome will replace Bob Bernstein and Drew Sweeney as Co-Portfolio Managers of MFD's Senior Loan Component.

MFD's current portfolio management team is as follows:

ANDREW MAPLE-BROWN
PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MFG Infrastructure Securities investment team in Sydney, Australia, in 2007 as a Portfolio Manager. He relocated to New York in August 2009, and assumed direct responsibilities for the management of the team's North America-based portfolios (including MFD) at that time.

Mr. Maple-Brown joined Macquarie Group in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and in Macquarie's Debt Markets area, Mr. Maple-Brown has had fourteen years experience in financing infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT (UNTIL JULY 1, 2011) CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 20 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He holds a Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

DREW R. SWEENEY
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT (UNTIL JULY 1, 2011) SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Sweeney's responsibilities include co-portfolio management of the Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 16 years of investment experience including 13 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

ADAM H. BROWN
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT (EFFECTIVE JULY 1, 2011) VICE PRESIDENT, PORTFOLIO MANAGER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for nine years and over the past year has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

KEVIN P. LOOME
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT (EFFECTIVE JULY 1, 2011)
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, HEAD OF HIGH YIELD INVESTMENTS, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Loome is the head of the high-yield fixed-income team at Four Corners, responsible for portfolio construction and strategic asset allocation of all high-yield fixed income assets. Prior to joining Delaware Investments, Four Corners' affiliated investment adviser, in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.


                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund ("MFD" or the "Fund") is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund may utilize leverage through the issuance of leveraged instruments in an aggregate amount up to 30% of the Fund's total assets, the proceeds of which are invested in senior secured floating-rate loans. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

      1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

      2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the six-month period ended May 31, 2011 was set against the backdrop of continued recovery in global equity and credit markets in the beginning of the period fueled by QEII (quantitative easing) in the U.S., followed by increased market volatility due to the political unrest in the Middle East and North Africa and the European sovereign debt concerns, and then a continuation of the recovery in equity markets through the remainder of the period.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table, MFD's net asset value ("NAV") total return(1) for the period was 16.62%, ahead of the 12.58% return of the S&P 500 Utilities Total Return Index ("Index") which is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a frame of reference.

In our view, there were three factors driving the Core Component's positive contribution to the Fund's positive NAV total return during the period:

      o   The strong performance of Transportation Infrastructure stocks;

      o The strong performance of Utilities stocks, most notably within the regulated sub-sectors; and

      o The weakness of the U.S. Dollar against major currencies, particularly the Euro, the Australian Dollar, the Canadian Dollar, and the British Pound, had a positive effect as the Fund had significant exposure to these currencies.

These factors are discussed in further detail below.

Transportation Infrastructure

The Transportation Infrastructure sectors continued to benefit from volume growth over the period and made a solid contribution to total return.

Among Toll Road stocks, the largest contributions came from Abertis Infraestructuras in Spain and Atlantia in Italy. Abertis benefitted from expectations of further initiatives to realize value for shareholders, and on the announcement of a toll increase for 2011 on its Spanish roads. Atlantia delivered strong growth in 2010 and first quarter 2011 earnings driven by tariff increases and successful cost reduction.

The Airports sub-sector was buoyed by the steady rebound in passenger traffic. The strongest performers were Aeroports de Paris and Flughafen Zuerich.

Utilities

There was also a strong contribution from Utilities, most notably from the regulated businesses, such as Electricity and Gas Distribution and Transmission entities.

Electricity and Gas Distribution companies posted strong returns. Spark Infrastructure in Australia was up after a successful regulatory appeal to increase its regulated asset base, which will result in increased earnings. The market also responded positively to the internalization of its management team which more closely aligns it with shareholders. SP AusNet also performed well as its 2011 results were ahead of market expectations.

National Grid and Red Electrica, both Electric Transmission companies, posted strong performances. National Grid rallied after the UK regulator announced an improved package of allowed returns for the regulatory cycle beginning in 2013. An increase in the regulated component of tariffs in Spain provided further confidence in the Spanish energy sector, which was viewed as a positive for Red Electrica.

The Integrated Utilities were generally weak after the Fukushima nuclear accidents. In Germany, E.On was weaker after it reported that first quarter EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was down 23% due to lower wholesale prices in electricity generation and the beginning of the nuclear moratorium. PG&E in the U.S. also underperformed due to concerns of its nuclear exposure in California, and potential penalties for a recent pipeline explosion.

Weak U.S. Dollar

As the Fund was not hedged for currency, the significant fall in the U.S. Dollar made a material contribution to return during the period. The Australian Dollar, British Pound, Canadian Dollar, and the Euro appreciated by 11%, 6%, 6% and 10%, respectively(2). Altogether, investments in these currencies comprised around 52% of the Core Component of the Fund (as of period-end).

Notable Detractors

In what was a very strong half year, there were only two small sector detractors from performance over the period.

Gas Utilities detracted as Tokyo Gas was weaker despite reporting good earnings results due to a time lag in being able to pass higher fuel prices through to customers.

-----------------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2   Source: Bloomberg

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


Road and Rail detracted due to Asciano, which was weaker after its earnings were negatively affected by the impact of floods on its rail business, and on concerns of a potential industrial dispute. Management nevertheless provided strong guidance for the year ahead.

PORTFOLIO COMPOSITION

As of May 31, 2011, the Fund's Core Component was well diversified across 34 positions in global infrastructure stocks, representing 11 countries and 11 sectors.

During the period, the main increases in the Fund's weightings were in Electric Utilities, Media, Oil, Gas & Consumables and Construction & Engineering, while the weightings in Multi-Utilities, Water Utilities and Gas Utilities were reduced. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that has tended to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The S&P/LSTA Leveraged Loan Index ("Loan Index") posted a solid 4.3% return for the six months ended May 31, 2011. However, most of the gain occurred from December 2010 to February 2011. Against the backdrop of weak unemployment numbers, an uncertain real estate market, slowing domestic gross domestic product forecasts, European debt concerns, and an 8.2 magnitude earthquake in Japan, the loan market posted much slower gains in the three months ended May 31, 2011. Nevertheless, returns for the period remain very solid and demand for bank debt remains robust.

Technical conditions are strong as loan market inflows are up $15.6 billion through June 2, 2011.(3) In fact, there have been over $35.0 billion of inflows since 2009.(4) Senior Loan new issuance has bounced back through the first 5 months of 2011 as institutional new issuance is over $170 billion, which surpasses the full year 2010 new issuance by 7.1%.(5) However, we believe mergers and acquisitions are still not the true driver of new issuance as 76% of the primary market in the first quarter was driven by recapitalizations, refinancing and repricing existing deals.(6)

Corporate earnings were up significantly in the first calendar quarter of 2011(7). This growth combined with liquidity in the high-yield markets has contributed to the continued decline in the lagging 12-month loan default rate by principal. The default rate by amount eased to a 40-month low of 0.91%, from 0.95% in April 2011. The rate by number of loans was unchanged, at a 39-month low of 1.5%(6).

The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral. Consequently, the average price of the Senior Loan Component is 99, nearly 4 points higher than the benchmark Loan Index. While the Senior Loan market continues to perform relatively well and riskier issues have generally outperformed higher quality issues, recent months have seen an increased concern regarding the global economic recovery.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

The Fund outperformed the Index principally due to its overweight and stock selection in Diversified Consumer Services, Transportation Infrastructure and Construction & Engineering. The Fund's foreign currency exposure contributed relative to this fully U.S. dollar-denominated Index, as the U.S. dollar was weaker against major currencies (as noted above). The Fund's Senior Loan Component also contributed to this outperformance.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.70 per share. The Fund's continued positive total return performance has provided the opportunity for an increase in the quarterly distribution from $0.225 in November 2010 to $0.35 per share. In accordance with the Fund's level distribution policy, distributions

-----------------------------
3 S&P LCD "2011 YTD INFLOW - Whisper numbers for loan funds say weekly inflows continue to slow," June 9, 2011.

4 S&P LCD articles: "2011 YTD INFLOW - Whisper numbers for loan funds say weekly inflows continue to slow," June 9, 2011. "Loan bids hit 38-month high as market begins year on positive note, January 4, 2011. "Technicals improve on year-end flurry of amortization, repays," January 14, 2010.

5   S&P LCD Senior Loan New Issuance Data.

6   S&P LCD LCD's Leveraged Lending Review - 1Q 2011, page 1.

7   S&P LCD "With one default in May, rate hovers at historically low level"

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. The increase in distribution is expected to partially consist of return of capital. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

The global economy continues to grow, albeit at a more moderate pace, led by non-Japan Asia. The aftermath of the Japanese earthquake continues to have a significant adverse economic impact in Japan and, to a lesser extent, the U.S. (due to supply disruptions). High commodity prices, continuing sovereign debt concerns in peripheral European economies and the need for tighter fiscal policy in a number of countries may temper global economic growth.

The need for investment in infrastructure as a way to encourage and sustain economic growth was highlighted during the period. A report released by the Urban Land Institute and Ernst & Young(8) highlighted the under-investment in infrastructure globally, estimating that the United States alone needs to invest USD $2 trillion to repair roads, bridges, water lines and sewage systems. The report also reported that Africa needs USD $480 billion to be spent on infrastructure in order to achieve its full potential in terms of economic development and stability.

President Obama's budget proposal includes USD$550 billion over the next six years for construction and maintenance of roads, bridges and rail. Included in the proposal is a National Infrastructure Bank to leverage private investment for infrastructure projects, with a USD$30 billion initial allocation.

Greece added to its privatization program, consistent with our expectation of increased privatization of infrastructure as governments seek to restore their financial positions.

The Core Component of the Fund holds what we believe are high quality income-generating stocks, diversified primarily across the Transportation, Utilities and Pipelines sectors. The companies in the portfolio continue to perform in line with our expectations, and we believe that the portfolio is well positioned to benefit from several themes we have identified.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS shall not be liable for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with any use of THEIR CONTENT, INCLUDING ratings. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.




-----------------------------
8 Infrastructure 2011: A Strategic Priority - Urban Land Institute and Ernst & Young.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2011 (UNAUDITED)

   SHARES                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (b) - 86.8%

              AUSTRALIA - 16.5%
   1,117,453  Asciano Group..............................................................................  $   1,885,192
   1,268,724  Australian Infrastructure Fund.............................................................      2,472,289
   1,277,850  MAp Group..................................................................................      4,216,067
   4,082,942  SP AusNet..................................................................................      4,054,388
   7,957,154  Spark Infrastructure Group (c).............................................................     10,492,860
     349,078  Transurban Group...........................................................................      2,035,093
                                                                                                           -------------
                                                                                                              25,155,889
                                                                                                           -------------
              CANADA - 8.5%
     291,568  EnerCare, Inc..............................................................................      2,287,162
     252,209  Northland Power, Inc.......................................................................      4,425,404
     126,749  Pembina Pipeline Corp......................................................................      3,206,500
      68,237  TransCanada Corp...........................................................................      3,055,998
                                                                                                           -------------
                                                                                                              12,975,064
                                                                                                           -------------
              FRANCE - 11.1%
      44,641  Aeroports de Paris.........................................................................      4,297,840
     190,000  GDF Suez...................................................................................      6,988,832
      90,211  Vinci S.A..................................................................................      5,820,588
                                                                                                           -------------
                                                                                                              17,107,260
                                                                                                           -------------
              GERMANY - 5.4%
     214,269  E.On AG....................................................................................      6,085,366
      44,579  Hamburger Hafen Und Logistik AG............................................................      2,133,746
                                                                                                           -------------
                                                                                                               8,219,112
                                                                                                           -------------
              ITALY - 9.4%
     407,408  Atlantia SpA...............................................................................      9,632,903
     691,283  Enel SpA...................................................................................      4,749,288
                                                                                                           -------------
                                                                                                              14,382,191
                                                                                                           -------------
              JAPAN - 1.3%
     482,000  Tokyo Gas Co. Ltd..........................................................................      2,046,031
                                                                                                           -------------
              LUXEMBOURG - 3.5%
     198,359  SES Global.................................................................................      5,336,636
                                                                                                           -------------
              SPAIN - 3.9%
     260,660  Abertis Infraestructuras S.A...............................................................      6,013,086
                                                                                                           -------------
              SWITZERLAND - 1.5%
       4,908  Flughafen Zuerich AG.......................................................................      2,192,458
                                                                                                           -------------
              UNITED KINGDOM - 10.8%
     390,382  Centrica plc...............................................................................      2,042,778
     708,594  National Grid plc..........................................................................      7,296,919
     101,040  Scottish and Southern Energy plc...........................................................      2,290,395
     194,161  Severn Trent plc...........................................................................      4,835,659
                                                                                                           -------------
                                                                                                              16,465,751
                                                                                                           -------------
              UNITED STATES - 14.9%
      79,400  American Electric Power Co., Inc...........................................................      3,033,080
      85,700  NextEra Energy, Inc........................................................................      4,966,315
     199,600  PG&E Corp..................................................................................      8,658,648
      44,088  SemGroup Corp., Class A (d)................................................................      1,122,040
      74,300  Southern Co................................................................................      2,977,944


Page 8                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

   SHARES/
    UNITS                                             DESCRIPTION                                              VALUE
------------  -------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (b) - (Continued)

              UNITED STATES - (Continued)
      74,300  Spectra Energy Corp........................................................................  $   2,049,937
                                                                                                           -------------
                                                                                                              22,807,964
                                                                                                           -------------
              TOTAL COMMON STOCKS........................................................................    132,701,442
              (Cost $112,956,196)                                                                          -------------

MASTER LIMITED PARTNERSHIPS (b) - 10.4%

              UNITED STATES - 10.4%
      50,441  Energy Transfer Equity, L.P................................................................      2,125,584
     175,077  Enterprise Products Partners, L.P..........................................................      7,290,206
     109,681  Magellan Midstream Partners, L.P...........................................................      6,477,760
                                                                                                           -------------
              TOTAL MASTER LIMITED PARTNERSHIPS..........................................................     15,893,550
              (Cost $13,622,006)                                                                           -------------


 PRINCIPAL                                                       RATINGS (e)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S    S&P    RATE (f)    MATURITY (g)      VALUE
------------  -----------------------------------------------  ---------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 30.6%
              CABLE & SATELLITE - 6.5%
$  1,000,000  Bresnan Broadband Holdings, LLC, Term Loan B...    B1       BB+      4.50%       12/14/17    $   1,003,864
      41,030  Charter Communications Operating, LLC,
                 Incremental Term Loan B-2...................    Ba1      BB+      7.25%       03/06/14           41,338
   2,484,912  Charter Communications Operating, LLC,
                 Term Loan C.................................    Ba1      BB+      3.56%       09/06/16        2,486,062
   2,468,264  CSC Holdings, Inc., Term Loan B2, Extended
                 Maturity....................................   Baa3     BBB-      2.06%       03/29/16        2,468,546
     495,000  CSC Holdings, Inc., Term Loan B3, Extended
                 Maturity....................................   Baa3     BBB-      2.06%       03/29/16          494,750
   1,000,000  Knology, Inc., Term Loan B.....................    B1       B+       4.00%       08/18/17          998,750
     164,118  UPC Broadband Holdings B.V., Term Loan T.......    Ba3      B+       3.71%       12/31/16          164,272
   2,324,144  UPC Broadband Holdings B.V., Term Loan X.......    Ba3      B+       3.71%       12/31/17        2,322,208
                                                                                                           -------------
                                                                                                               9,979,790
                                                                                                           -------------
              ELECTRIC UTILITIES - 7.1%
   1,250,000  AES Corp., Term Loan B.........................    Ba1      BB+      5.50%       06/01/18        1,248,829
   2,151,003  Astoria Generating Co., Acquisitions, LLC,
                 Term Loan B.................................    B1       BB-      2.06%       02/23/13        2,137,021
   2,500,000  Calpine Corp., Term Loan.......................    B1       B+       4.50%       04/01/18        2,505,000
     488,758  Covanta Energy Corp., Synthetic Letter of
                 Credit .....................................    Ba1      BB       1.80%       02/09/14          483,260
     953,078  Covanta Energy Corp., Term Loan B..............    Ba1      BB    1.75%-1.81%    02/09/14          942,356
   1,000,000  Equipower Resources Holdings, LLC, Term
                 Loan B......................................    Ba3      BB-      5.75%       01/26/18        1,003,750
   2,024,500  NRG Energy, Inc., Extended Synthetic Letter
                 of Credit...................................   Baa3      BB+      3.56%       08/31/15        2,024,184
     413,322  NRG Energy, Inc., Extended Term Loan B.........   Baa3      BB+   3.46%-3.56%    08/31/15          413,386
         775  NRG Energy, Inc., Synthetic Letter of Credit...   Baa3      BB+      2.06%       02/01/13              773
      85,736  NRG Energy, Inc., Term Loan....................   Baa3      BB+      2.06%       02/01/13           85,521
                                                                                                           -------------
                                                                                                              10,844,080
                                                                                                           -------------


                       See Notes to Financial Statements                  Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

 PRINCIPAL                                                       RATINGS (e)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S    S&P    RATE (f)    MATURITY (g)      VALUE
------------  -----------------------------------------------  ---------------  -----------  ------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              ENVIRONMENTAL & FACILITIES SERVICES - 1.3%
$  1,985,000  EnergySolutions, LLC, Term Loan................    Ba2      BB+      6.25%       08/15/16    $   1,993,272
                                                                                                           -------------

              HEALTH CARE FACILITIES - 10.5%
      64,643  CHS/Community Health Systems, Inc.,
                 Delayed Draw Term Loan......................    Ba3      BB    2.44%-2.50%    07/25/14           62,437
   2,123,798  CHS/Community Health Systems, Inc.,
                 Extended Term Loan..........................    Ba3      BB    3.69%-3.75%    01/25/17        2,069,707
   1,256,443  CHS/Community Health Systems, Inc.,
                 Term Loan...................................    Ba3      BB    2.44%-2.50%    07/25/14        1,213,567
   3,597,027  HCA, Inc., Term Loan B-2.......................    Ba2      BB       3.56%       03/31/17        3,574,545
     469,758  HCA, Inc., Term Loan B-3.......................    Ba2      BB       3.56%       05/12/18          467,015
   1,283,499  Health Management Associates Inc., Term
                 Loan B......................................    B1       BB-      2.06%       02/28/14        1,251,251
   3,000,000  IASIS Healthcare Corporation, Term Loan B......    Ba2      B-       5.00%       05/03/18        3,002,250
     748,101  Select Medical Corp., Non Extended Add-On
                 Term Loan B.................................    Ba2      BB-   2.17%-4.25%    02/24/12          743,114
   1,602,218  Select Medical Corp., Term Loan B1.............    Ba2      BB-   3.92%-6.00%    08/22/14        1,602,886
   1,980,075  Vanguard Health Systems, Inc., Term Loan B.....    Ba2      BB-      5.00%       01/29/16        1,978,838
                                                                                                           -------------
                                                                                                              15,965,610
                                                                                                           -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 4.1%
     772,748  Bicent Power, LLC, Term Loan, First Lien.......    B1      CCC+      2.31%       07/10/14          609,505
   3,314,891  Dynegy Holdings, Inc., Synthetic Letter of
                 Credit......................................    B2       CCC      4.03%       04/02/13        3,282,202
     183,966  Dynegy Holdings, Inc., Term Loan B.............    B2       CCC      4.03%       04/02/13          182,151
     933,333  Longview Power, LLC, Delayed Draw Term
                 Loan........................................    B3        B       2.56%       02/28/14          890,167
     266,667  Longview Power, LLC, Synthetic Letter of
                 Credit......................................    B3        B       2.56%       02/28/14          254,333
     800,000  Longview Power, LLC, Term Loan B...............    B3        B       2.56%       02/28/14          763,000
     102,041  NSG Holdings, LLC, Synthetic Letter of Credit..    Ba2      BB       1.81%       06/15/14           99,490
     275,870  NSG Holdings, LLC, Term Loan...................    Ba2      BB       1.81%       06/15/14          268,974
                                                                                                           -------------
                                                                                                               6,349,822
                                                                                                           -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.4%
     204,772  SemCrude, L.P., Prefunded Synthetic Letter
                 of Credit...................................    NR       NR       8.50%       11/30/12          204,772
     356,895  SemCrude, L.P., Term Loan, Second Lien.........    NR       NR     9.00% (h)     11/30/16          358,010
                                                                                                           -------------
                                                                                                                 562,782
                                                                                                           -------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.7%
   1,046,933  Windstream Corp., Term Loan B-2................   Baa3      BB+   2.95%-3.03%    12/17/15        1,048,242
                                                                                                           -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..................................................     46,743,598
              (Cost $46,943,001)                                                                           -------------

              TOTAL INVESTMENTS - 127.8%.................................................................    195,338,590
              (Cost $173,521,203) (i)

              OUTSTANDING LOAN - (31.1%).................................................................    (47,500,000)
              NET OTHER ASSETS AND LIABILITIES - 3.3%....................................................      4,997,689
                                                                                                           -------------
              NET ASSETS - 100.0%........................................................................   $152,836,279
                                                                                                           =============


Page 10                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)



-----------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of these securities, excluding Tokyo Gas Co. Ltd., are available to serve as collateral for the outstanding loan. As of May 31, 2011, the aggregate market value of the securities available to serve as collateral on the outstanding loan was $145,697,620.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Australian Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d)   Non-income producing security.

(e) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(f) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

(g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(h) Interest for the period commencing on November 30, 2009 and ending on December 31, 2011 shall be payable, at the Borrowers' option, (i) in cash at a rate per annum equal to 9% ("Cash Interest") or (ii) in Payment-in-Kind interest at a rate per annum equal to 11%. Commencing on January 1, 2012, interest shall be payable as Cash Interest.

(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,117,160 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,299,773.

NR    Not Rated


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of May 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2011        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks*.....................................    $ 132,701,442   $ 132,701,442   $          --   $          --
Master Limited Partnerships*.......................       15,893,550      15,893,550              --              --
Senior Floating-Rate Loan Interests*...............       46,743,598              --      46,743,598              --
                                                       -------------   -------------   -------------   -------------
TOTAL INVESTMENTS..................................    $ 195,338,590   $ 148,594,992   $  46,743,598   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry or country breakout.


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                                                 CHANGE IN NET
INVESTMENTS AT FAIR VALUE USING                                    UNREALIZED
SIGNIFICANT UNOBSERVABLE INPUTS              BALANCE AS OF        APPRECIATION       NET PURCHASES     BALANCE AS OF
(LEVEL 3)                                  NOVEMBER 30, 2010     (DEPRECIATION)         (SALES)        MAY 31, 2011
---------------------------------------------------------------------------------------------------------------------
Senior Floating-Rate Loan Interests         $ 1,895,000             $ 105,000         $ (2,000,000)      $     --
                                           ==========================================================================




                          See Notes to Financial Statements              Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $173,521,203).........................................................................      $195,338,590
Cash...........................................................................................         4,506,099
Prepaid expenses...............................................................................            19,906
Receivables:
   Dividends...................................................................................         1,584,708
   Investment securities sold..................................................................         1,221,891
   Interest....................................................................................           247,939
                                                                                                     ------------
      Total Assets.............................................................................       202,919,133
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................        47,500,000
Payables:
   Investment securities purchased.............................................................         1,746,875
   Investment advisory fees (includes sub-advisory fees of $231,673)...........................           501,972
   Common Shares repurchased...................................................................           213,762
   Custodian fees..............................................................................            34,380
   Audit and tax fees..........................................................................            31,062
   Administrative fees.........................................................................            16,129
   Printing fees...............................................................................            10,341
   Interest and fees on loan...................................................................             8,568
   Trustees' fees and expenses.................................................................             6,770
   Transfer agent fees.........................................................................             4,869
   Legal fees..................................................................................             1,522
Other liabilities..............................................................................             6,604
                                                                                                     ------------
      Total Liabilities........................................................................        50,082,854
                                                                                                     ------------
NET ASSETS.....................................................................................      $152,836,279
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $169,858,994
Par value......................................................................................            89,582
Accumulated net investment income (loss).......................................................           131,346
Accumulated net realized gain (loss) on investments and foreign currency transactions..........       (39,182,191)
Net unrealized appreciation (depreciation) on investments and foreign currency translation.....        21,938,548
                                                                                                     ------------
NET ASSETS.....................................................................................      $152,836,279
                                                                                                     ============
NET ASSET VALUE per Common Share (par value $0.01 per Common Share)............................      $      17.06
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,958,234
                                                                                                     ============


Page 12                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $599,866).........................................      $  8,079,308
Interest.......................................................................................           873,045
Other..........................................................................................           113,175
                                                                                                     ------------
   Total investment income.....................................................................         9,065,528
                                                                                                     ------------
EXPENSES:
Investment advisory fees (includes sub-advisory fees of $453,925)..............................           979,136
Interest and fees on outstanding loan..........................................................           320,128
Administrative fees............................................................................            92,587
Legal fees.....................................................................................            66,102
Custodian fees.................................................................................            63,129
Printing fees..................................................................................            30,184
Audit and tax fees.............................................................................            26,558
Trustees' fees and expenses....................................................................            19,843
Transfer agent fees............................................................................            17,418
Other..........................................................................................            37,210
                                                                                                     ------------
   Total expenses..............................................................................         1,652,295
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         7,413,233
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         3,194,981
   Foreign currency transactions...............................................................          (145,432)
                                                                                                     ------------
Net realized gain (loss).......................................................................         3,049,549
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        11,680,885
   Foreign currency translation................................................................            79,774
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        11,760,659
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        14,810,208
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 22,223,441
                                                                                                     ============


                       See Notes to Financial Statements                 Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                        ENDED            YEAR
                                                                                      5/31/2011         ENDED
                                                                                     (UNAUDITED)      11/30/2010
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  7,413,233    $  4,923,492
Net realized gain (loss)...........................................................     3,049,549       4,532,382
Net change in unrealized appreciation (depreciation)...............................    11,760,659       5,123,305
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................    22,223,441      14,579,179
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................    (6,317,499)     (6,127,625)
Net realized gain..................................................................            --              --
Return of capital..................................................................            --              --
                                                                                     ------------    ------------
Total distributions to shareholders................................................    (6,317,499)     (6,127,625)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            --              --
Repurchase of Common Shares (a)....................................................    (1,855,719)             --
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........    (1,855,719)             --
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................    14,050,223       8,451,554
NET ASSETS:
Beginning of period................................................................   138,786,056     130,334,502
                                                                                     ------------    ------------
End of period......................................................................  $152,836,279    $138,786,056
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $    131,346    $   (964,388)
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................     9,077,963       9,077,963
Common Shares redeemed (a).........................................................      (119,729)             --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            --              --
                                                                                     ------------    ------------
Common Shares at end of period.....................................................     8,958,234       9,077,963
                                                                                     ============    ============


-----------------------------
(a) On February 24, 2011, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the period ended May 31, 2011, the Fund repurchased 119,729 of its shares at an average discount of 6.43% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to the earlier of (i) the repurchase of up to 544,678 of the Fund's outstanding common shares, or (ii) August 23, 2011. See Note 8 regarding continuation of repurchase program.



Page 14                See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $ 22,223,441
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments...................................................    (119,045,655)
      Sales, maturities and paydowns of investments..............................     112,612,013
      Return of capital received from investment in MLPs.........................         381,769
      Net amortization/accretion of premiums/discounts on investments............        (117,211)
      Net realized gain/loss on investments......................................      (3,194,981)
      Net change in unrealized appreciation/depreciation on investments..........     (11,680,885)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable............................................         (90,400)
      Increase in dividends receivable (a).......................................        (428,954)
      Increase in prepaid expenses...............................................          (6,161)
      Increase in interest and fees on loan payable..............................           5,115
      Increase in investment advisory fees payable...............................          35,288
      Decrease in audit and tax fees payable.....................................         (22,123)
      Decrease in legal fees payable.............................................          (2,123)
      Decrease in printing fees payable..........................................         (17,066)
      Increase in administrative fees payable....................................           1,216
      Increase in custodian fees payable.........................................          17,096
      Increase in transfer agent fees payable....................................           2,031
      Increase in Trustees' fees and expenses payable............................             138
      Increase in other liabilities payable......................................           2,940
                                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                    $    675,488
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repurchase of Common Shares................................................      (1,641,957)
      Distributions to Common Shareholders from net investment income............      (8,360,041)
      Issuances of loan..........................................................       3,000,000
                                                                                     ------------
CASH USED IN FINANCING ACTIVITIES................................................                      (7,001,998)
                                                                                                     ------------

Decrease in cash.................................................................                      (6,326,510)
Cash at beginning of period......................................................                      10,832,609
                                                                                                     ------------
CASH AT END OF PERIOD............................................................                    $  4,506,099
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                    $    315,013
                                                                                                     ============

-----------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $79,774.


                       See Notes to Financial Statements                 Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                              ENDED          YEAR        YEAR        YEAR        YEAR       SIX MONTHS       YEAR
                                            5/31/2011       ENDED       ENDED       ENDED       ENDED         ENDED         ENDED
                                           (UNAUDITED)    11/30/2010  11/30/2009  11/30/2008  11/30/2007  11/30/2006 (a)  5/31/2006
                                          --------------  ----------  ----------  ----------  ----------  --------------  ----------
Net asset value, beginning of period         $  15.29      $  14.36    $  11.43    $  25.03    $  25.99      $  24.04      $  23.43
                                             --------      --------    --------    --------    --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............         0.82          0.55        0.46        1.33        1.33          0.90          1.61
Net realized and unrealized gain (loss)          1.64          1.06        3.07      (13.23)       4.25          3.39          1.28
                                             --------      --------    --------    --------    --------      --------      --------
Total from investment operations........         2.46          1.61        3.53      (11.90)       5.58          4.29          2.89
                                             --------      --------    --------    --------    --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................        (0.70)        (0.68)      (0.11)      (0.93)      (2.11)        (0.66)        (1.65)
Net realized gain.......................           --            --          --       (0.73)      (4.43)        (1.68)        (0.63)
Return of capital.......................           --            --       (0.49)      (0.04)         --            --            --
                                             --------      --------    --------    --------    --------      --------      --------
Total from distributions................        (0.70)        (0.68)      (0.60)      (1.70)      (6.54)        (2.34)        (2.28)
                                             --------      --------    --------    --------    --------      --------      --------
Capital share repurchases...............         0.01            --          --          --          --            --            --
                                             --------      --------    --------    --------    --------      --------      --------
Net asset value, end of period..........     $  17.06      $  15.29    $  14.36    $  11.43    $  25.03      $  25.99      $  24.04
                                             ========      ========    ========    ========    ========      ========      ========
Market value, end of period.............     $  15.89      $  13.82    $  11.73    $   8.60    $  23.78      $  23.93      $  21.04
                                             ========      ========    ========    ========    ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b) (c)........................        16.62%        12.31%      33.75%     (48.98)%     21.87%        18.22%        13.50%
                                             ========      ========    ========    ========    ========      ========      ========
TOTAL RETURN BASED ON MARKET
   VALUE (b)............................        20.17%        24.27%      45.08%     (59.56)%     25.75%        24.37%        11.52%
                                             ========      ========    ========    ========    ========      ========      ========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....     $152,836      $138,786    $130,335    $103,780    $225,548      $233,379      $215,861
Ratio of total expenses to average net
   assets...............................         2.22% (d)     2.36%       2.86%       3.72%       3.63%         3.97% (d)     3.59%
Ratio of total expenses to average net
   assets, excluding interest expense
   and fees.............................         1.79% (d)     1.77%       1.92%       1.80%       1.73%         1.73% (d)     1.79%
Ratio of net investment income (loss)
   to average net assets................         9.94% (d)     3.68%       3.76%       6.44%       4.65%         6.94% (d)     6.73%
Portfolio turnover rate.................           58%           87%         80%         23%         53%           14%           60%
INDEBTEDNESS:
Total loan outstanding (in 000's).......     $ 47,500      $ 44,500    $ 35,900    $ 38,900    $ 84,000      $ 83,500      $ 83,000
Asset coverage per $1,000 of
   indebtedness (e).....................     $  4,218      $  4,119    $  4,630    $  3,668    $  3,685      $  3,795      $  3,601

-----------------------

(a)   The Fund's fiscal year end was changed from May 31 to November 30.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 16                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


                              1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to, the following:

1)    the type of security;

2)    the size of the holding;

3)    the initial cost of the security;

4)    transactions in comparable securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


5)    price quotes from dealers and/or pricing services;

6)    relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8)    an analysis of the issuer's financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)    the value of similar foreign securities traded on other foreign markets;

2)    ADR trading of similar securities;

3)    closed-end fund trading of similar securities;

4)    foreign currency exchange activity;

5) the trading prices of financial products that are tied to baskets of foreign securities;

6)    factors relating to the event that precipitated the pricing problem;

7)    whether the event is likely to recur; and

8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses broker quotes to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

 1)   the fundamental business data relating to the issuer;

 2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

 3)   the type, size and cost of the security;

 4)   the financial statements of the issuer;

 5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

 6)   the information as to any transactions in or offers for the security;

 7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

 8)   the coupon payments;

 9) the quality, value and salability of collateral, if any, securing the security;

10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

12)   other relevant factors.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.



1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o  Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   o  Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                o  Quoted prices for similar securities in active markets.
                o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o  Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2011, is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2011, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the six months ended May 31, 2011, distributions of $381,769 received from MLPs have been reclassed as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of May 31, 2011.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2010 was as follows:

Distributions paid from:
   Ordinary income.......................................  $  6,127,625
   Long-term capital gain................................            --
   Return of capital.....................................            --

As of November 30, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income............................  $    177,637
Undistributed capital gains..............................            --
                                                           ------------
Total undistributed earnings.............................       177,637
Accumulated capital and other losses.....................   (38,121,447)
Net unrealized appreciation (depreciation)...............     6,969,583
                                                           ------------
Total accumulated earnings (losses)......................   (30,974,227)
Other....................................................    (2,044,012)
Paid-in capital..........................................   171,804,295
                                                           ------------
Net assets...............................................  $138,786,056
                                                           ============

G. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $37,928,962, expiring as follows:

                 EXPIRATION DATE                AMOUNT
                 November 30, 2017           $ 37,928,962

During the taxable year ended November 30, 2010, the Fund utilized capital loss carryforwards in the amount of $1,275,001.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of May 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statements, if any.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and interim investment sub-advisory agreements, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval of new such agreements. A new investment management agreement with First Trust and new investment sub-advisory agreements were approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreements was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreements were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust, MCIM and Four Corners were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which was renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

For the six months ended May 31, 2011, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $3,451.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2011 were $110,799,220 and $112,515,832, respectively.

                                 5. BORROWINGS

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP) may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The interest rate under the BNP Paribas Facility is equal to 3-month LIBOR plus 100 basis points. Effective June 13, 2011, BNP is replacing the current borrowing rate under the BNP Paribas Facility with 3-month LIBOR plus 80 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the six months ended May 31, 2011, the daily average amount outstanding under the BNP Paribas Facility was $46,840,659. The high and low annual interest rates during the six months ended May 31, 2011 were 1.31% and 1.25%, respectively, and the weighted average interest rate was 1.29%. The interest rate at May 31, 2011 was 1.25%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High-yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events as follows:

As noted in the Portfolio Commentary, effective July 1, 2011, Adam H. Brown and Kevin P. Loome will replace Bob Bernstein and Drew Sweeney as Co-Portfolio Managers of MFD's Senior Loan Component.

On July 19, 2011, the Fund's Board of Trustees authorized the continuation of the Fund's share repurchase program. Through the share repurchase program, the Fund was originally authorized to repurchase up to 6% of its outstanding common shares (544,678 shares). As of July 18, 2011, the Fund had repurchased 269,029 shares. The share repurchase program will continue until the earlier of (i) the repurchase of the 275,649 shares, or (ii) February 23, 2012. The Board of Trustees of the Fund authorized the continuation of the share repurchase program with the expectation it would increase shareholder value through the accretive nature of the purchases to the Fund's net asset value. There is no assurance that the Fund will purchase shares at any particular discount levels or in any specified amounts. There is also no assurance that the market price of the Fund's shares will increase as a result of any share repurchases.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and new investment sub-advisory agreements between the Fund, First Trust and each Sub-Advisor. 4,568,702 (50.33%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,641,816, the number of votes against was 732,732, and the number of abstentions was 194,154. The number of votes cast in favor of the new investment sub-advisory agreement with MCIM was 3,632,382, the number of votes against was 737,210, and the number of abstentions was 199,109. The number of votes cast in favor of the new investment sub-advisory agreement with Four Corners was 3,623,276, the number of votes against was 739,648, and the number of abstentions was 205,777. The terms of the new investment management agreement and new investment sub-advisory agreements are substantially similar to the terms of the previous agreements.

The Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund was held on April 18, 2011. At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as a Class III Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 7,291,372, the number of votes against was 1,147,734 and the number of abstentions was 638,857. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST




INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA  90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
BNY Mellon Investment Servicing Trust Company
Formerly, PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [Blank Back Cover]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)    NOT APPLICABLE.

(b)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of July 29, 2011.

Effective July 1, 2011, Adam H. Brown and Kevin P. Loome of Four Corners Capital Management, LLC ("Four Corners") replaced Bob Bernstein and Drew Sweeney as Co-Portfolio Managers of the Registrant's Senior Loan Component.

Adam H. Brown
Co-Portfolio Manager, Senior Loan Component
Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for nine years and over the past year has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

Kevin P. Loome
Co-Portfolio Manager, Senior Loan Component
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments, Four Corners Capital Management, LLC

Mr. Loome is the head of the high-yield fixed-income team at Four Corners, responsible for portfolio construction and strategic asset allocation of all high-yield fixed income assets. Prior to joining Delaware Investments, Four Corners' affiliated investment adviser, in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

   (2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of July 1, 2011.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts  Total Assets       Based on        is Based on
          Team Member                    Type of Accounts*              Managed      (Millions)      Performance       Performance
                                         -----------------

       1. Adam H. Brown           Registered Investment Companies:         8           $621.5             0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         3           $652.0             3              $652.0
                                 ---------------------------------
                                          Other Accounts:                  6           $304.2             0                $ 0
                                          ---------------

       2. Kevin P. Loome          Registered Investment Companies:        25          $5,167.4            0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0            $ 0               0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  0            $ 0               0                $ 0
                                          ---------------

POTENTIAL CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

   (3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of July 29, 2011.

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie. If the Portfolios Managers' or the Management Team's bonus is over a certain amount, a portion of that bonus will be deferred, and paid out in the future in three equal installments. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers and the Management Team have no direct incentive to take undue risks when individual fund performance is lagging.

   (4)  DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of July 29, 2011



                              Dollar Range of Fund
             Name          Shares Beneficially Owned
        --------------     --------------------------
        Adam H. Brown                 $ 0

        Kevin P. Loome                $ 0




ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

---------------------------------------------------------------------------------------------------------
                                REGISTRANT PURCHASES OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                  (a) TOTAL                        (c) TOTAL NUMBER OF         (d) MAXIMUM NUMBER (OR
                  NUMBER OF       (b) AVERAGE       SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                  SHARES (OR     PRICE PAID PER    PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY YET
                    UNITS)         SHARE (OR        PUBLICLY ANNOUNCED         BE PURCHASED UNDER THE
   PERIOD         PURCHASED          UNIT)          PLANS OR PROGRAMS            PLANS OR PROGRAMS
-------------    ------------    --------------    --------------------    ------------------------------
Month #1
(02/24/2011 -
02/28/2011)              0                 0                   0                      544,678

Month #2
(03/01/2011 -       63,662          $15.1457              63,662                      481,106
03/31/2011)

Month #3
(04/01/2014 -       33,045          $16.0025              96,707                      447,971
04/30/2011)

Month #4
(05/01/2011 -       23,022          $15.7543             119,729                      424,949
05/31/2011)

Total              119,729          $15.4992             119,729                      424,949
---------------------------------------------------------------------------------------------------------

On February 24, 2011, the Registrant commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Registrant's shares trade from their net asset value. The program will expire on August 23, 2011. For the six months ended May 31, 2011, the Registrant repurchased 119,729 of its shares at a weighted-average discount of 6.38% from net asset value per share. On July 19, 2011, the Registrant announced the continuation of the previously announced share repurchase program, whereby the share repurchase program will continue until the earlier of (i) the repurchase of the remaining 275,649 shares, or (ii) February 23, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
        under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
        Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Macquarie/First Trust Global Infrastructure/Utilities
             Dividend & Income Fund
             -------------------------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date    July 18, 2011
    -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date    July 18, 2011
    -------------------------

By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Chief Financial Officer
                         and Chief Accounting Officer
                         (principal financial officer)

Date    July 18, 2011
    -------------------------



* Print the name and title of each signing officer under his or her signature.